UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ANGEL STUDIOS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The Nuvo Group Date: 4/7/2026 11:03 Document: Angel Studios, Inc. Proxy Notice Job: #205042 Revision No: 4 ANGEL STUDIOS, INC. c/o Continental Proxy Services 1 State Street, New York, NY 10004 *Shareholders are cordially invited to attend the Annual Meeting virtually at https://event.accessnewswire.com/angx-2025. You will be asked to follow the prompts to vote your shares. Dear Shareholder, The 2026 Annual Meeting of Shareholders of Angel Studios, Inc. will be held virtually at https://event.accessnewswire.com/angx-2025, on Thursday, May 21, 2026, at 11:00 AM (Mountain Time). Proposals to be considered at the Annual Meeting: (1) To elect five directors to hold office until our next annual meeting of stockholders and until their respective successors are elected and qualified; (2) To ratify the appointment of Tanner LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and (3) To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposal 2. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote Your Proxy on the Internet – Go to www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. The Proxy Materials are available for review at: https://event.accessnewswire.com/angx-2025 You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. ANGEL STUDIOS, INC. 295 W Center St. Provo, UT 84601 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held on Thursday, May 21, 2026 CONTROL NUMBER

The Nuvo Group Date: 4/7/2026 11:03 Document: Angel Studios, Inc. Proxy Notice Job: #205042 Revision No: 4 Angel Studios, Inc. 295 W Center St. Provo, UT 84601 Important Notice Regarding the Availability of Proxy Materials For the 2026 Annual Meeting of Shareholders to be held virtually on May 21, 2026 The following Proxy Materials are available to you to review at: https://event.accessnewswire.com/angx-2025 –the Company’s Annual Report for the year ended December 31, 2025 –the Company’s 2026 Proxy Statement –the Proxy Card –any amendments to the foregoing materials that are required to be furnished to shareholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 11, 2026 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control Number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone, please call 1-888-266-6791, or By email at proxy@continentalstock.com Please include the company name and your control number in the subject line.